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                                                                    EXHIBIT 10.4


                            3PEA TECHNOLOGIES, INC.
                  (A Nevada corporation licensed in California)
                           361 Van Ness Way, Suite 303
                           Torrance, California 90501


For value received, consisting of check number 1544 drawn on the bank of Bank of America from the account of Van Wynbergen Survivor's Trust in the amount of $12,500 on June 14, 2004, 3PEA Technologies, Inc. hereby promises to pay to Lionel Van Wynbergen on order at 5315 Silver Mist Court, Las Vegas, NV 89155 the principal sum of Twelve Thousand Five Hundred Dollars ($12,500.00) plus interest calculated at 6% annually of Three Hundred Seventy Five Dollars ($12,375.00) on or before December 14, 2004. In the event this loan is delinquent beyond December 14, 2004. interest thereafter will accrue at an annual rate 12% of principal calculated daily.

Further as an incentive for making this loan, the lender shall receive 2,500 shares of the currently authorized 1,000,000 shares of the company stock. Such stock certificate shall be delivered to the lender as soon as is practicable after signing of this agreement.

3PEA TECHNOLOGIES, INC.


BY:      SIGNED                         BY:       SIGNED
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NAME:    MARK R. NEWCOMER               NAME:    LIONEL VAN WYNBERGEN
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TITLE:    CEO                           TITLE:    INDIVIDUAL
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DATE:     JUNE 14, 2004                  DATE: JUNE 14, 2004
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